SEPTEMBER 14, 2007

                           TOUCHSTONE STRATEGIC TRUST

                        Touchstone Small Cap Growth Fund

                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2007

              NOTICE OF REORGANIZATION OF THE SMALL CAP GROWTH FUND
                   INTO THE DIVERSIFIED SMALL CAP GROWTH FUND

The Board of Trustees of Touchstone Strategic Trust (the "Trust") has approved a proposal to reorganize the Small Cap Growth Fund into the Diversified Small Cap Growth Fund.

If shareholders of the Small Cap Growth Fund approve the reorganization proposal, the Small Cap Growth Fund will liquidate by transferring substantially all of its assets to the Diversified Small Cap Growth Fund. Class B shares of the Small Cap Growth Fund will be exchanged for Class A shares of the Diversified Small Cap Growth Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Diversified Small Cap Growth Fund will retain its current investment goals and strategies and current portfolio managers. Class B shares of the Small Cap Growth Fund will be closed to new and subsequent investments as of the close of business on September 14, 2007.

Shareholders of record of the Small Cap Growth Fund as of October 15, 2007 will be entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on December 14, 2007. Shareholders of the Small Cap Growth Fund will be mailed information detailing the reorganization proposal on or about October 25, 2007.

For more information about the Diversified Small Cap Growth Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                 Ph: 800.543.0407 o wwwtouchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                A Member of Western & Southern Financial Group(R)

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE